UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-09088)

Empiric Funds, Inc.
(Exact name of registrant as specified in charter)

6300 Bridgepoint Parkway, Building II, Suite 105, Austin, TX 78759
(Address of principal executive offices) (Zip code)

Mark A. Coffelt, President
Empiric Advisors, Inc.
6300 Bridgepoint Parkway, Building II, Suite 105, Austin, TX 78759
(Name and address of agent for service)

513-328-9321
Registrant's telephone number, including area code

Date of fiscal year end: 09/30/2012

Date of reporting period:  03/31/2012

Item 1. Reports to Stockholders.

Core Equity Fund

Semi-Annual Report
March 31, 2012

This report is for the shareholders of the Empiric Core Equity Fund.  Its use in connection with any offering of the Fund’s shares is authorized only in a case of concurrent or prior delivery of the Company’s current prospectus.  Quasar Distributors, LLC is the Distributor of the Fund.

INVESTMENT MANAGER’S REPORT

Fellow Shareholders,

T	he NAV of the Fund’s Class “A” shares on March 31, 2012 was $27.45 per share. Cumulative and annualized returns are below.

	Class A	Class A
Cumulative Returns	(No Sales	(Max 5.75%
Ended 03.31.12 (%)	Charges)	Charge	Class C	S&P 500
Last 15 Years	202.21	184.87	—	143.07
Last 10 Years	90.65	79.69	—	49.72
Last 5 Years	-6.92	-12.27	-10.34	10.48
Since Inception (A)	287.35	265.08	—	222.48
Since Inception (C)	—	—	5.87	34.98

Annualized Returns (%)
Last 15 Years	7.65	7.23	—	6.10
Last 10 Years	6.67	6.04	—	4.12
Last 5 Years	-1.42	-2.59	-2.16	2.01
Since Inception (A)	8.61	8.22	—	7.40
Since Inception (C)	—	—	0.88	4.74

Short-term Returns (%)
Last 3 months	11.98	5.53	11.76	12.59
Last 6 months	19.76	12.87	19.31	25.89
Last 12 months	-7.13	-12.48	-7.82	8.54
Last 3 years (annualized)	13.27	11.06	12.42	23.42
Gross Expense Ratio	1.76%	1.76%	2.51%	—

Performance data quoted represents past performance which does not guarantee future results.  Investment returns and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost.  Current performance may be lower or higher than the performance quoted.  To obtain performance to the most recent month-end, please call 1.800.880.0324, or visit our website at www.EmpiricFunds.com.  Class C shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%.  Performance data shown with Max 5.75% charge reflects the maximum sales charge.  Performance data shown with no sales charges does not reflect current maximum sales charge.  Had the sales charges been included, the Fund’s returns would have been lower.  Shaded areas indicate the highest comparative return for the period.  Inception date for the Class A shares is 11/06/1995 and for the Class C shares 10/07/2005.

INVESTMENT MANAGER’S REPORT

The market rally that began last October continued unabated through March, capping the best first quarter for the S&P 500 since 1998, up 12.59% for the quarter.  The Fund’s Class A (no sales charge) was up 11.98% for the quarter and up 19.76% for six months, versus 12.59% and 25.89% for the S&P 500, respectively.  More important to wealth creation, we believe, is long-term performance where the Fund has done well.

Quantitative Methodology in Practice

We manage the Empiric Core Equity Fund using our proprietary quantitative methodologies, and have done so since inception with good long term results.  Over the past few years, the validity of quantitative techniques has come into question as “quants,” including us, have suffered relative underperformance to traditional investing.  Traditional investing is, of course, where the investor tries to find out everything there is to know about a company.  Then, with all the knowledge he or she has gained, makes a considered judgment whether to buy or sell.  The vast majority of investing is done this way.  Quantitative investing is similar to traditional investing, except the quantitative analyst determines first the salient pieces of information before making judgment, which helps enormously in avoiding behavioral finance errors so prevalent in investing.

Most strategies, especially quantitative strategies, require some market trending, or more directly, an assumption that what has worked in the past will continue to work.  Characteristic trending, say buying low price-to-cash flow stocks because such a characteristic has historically produced good returns, has been lacking in the last several years.  In one of our previous letters, we used the metaphor of trying to receive a radio signal (the quantitative signal) during a lightning storm (the financial crisis and all of Washington’s help).  The crash of static from the storm of the last few years has overwhelmed any signals.

Our view is that markets are returning to more normal characteristics.  The mortgage crisis has passed and stocks have been moving more in line with their fundamentals and the economy.  We are starting to see characteristic trending, which should bode well for returns.

INVESTMENT MANAGER’S REPORT

Current Research

We have been actively testing our process, looking for improvements we might implement.  In the words of Russell Investments1, “the best managers, either quantitative or traditional, will continually invest in research in order to develop both innovative ways to analyze alpha signals and techniques for exploiting those signals.”  So, how do we do the research?

First of all, we start with historical data which has not been purged of “failed” companies, or companies which have been merged into other companies.  In the language of quant investing, one needs a specialized database without “survivorship” bias.  Since most companies disappear through failures, using a normal, purged database would likely lead one to create strategies focused on deeply distressed companies, because all the companies in a purged database managed to recover.  Deeply distressed companies that recover can do exceedingly well, while companies that don’t recover can cost one’s entire investment.  That is why a database completely free of survivorship bias is so important.

Secondly, in testing one must guard against “look ahead” bias.  For instance, a model that uses historic quarterly earnings wouldn’t receive inputs of those earnings immediately at the end of each quarter, but with a delay, depending upon the company, of about six weeks.  Even lagging data has its problems since some companies may extend way beyond their reporting date if, for example, they are in the process of restating earnings.  Those earnings might not be available for a year or longer after the reporting date.  That problem has been addressed with “point-in-time” databases which only show information that was available at a particular point-in-time.

Thirdly, a good research process avoids “data-snooping.”  For any data set, the longer one parses the dataset, the greater the likelihood one will find “accidental” patterns.  Accidental patterns don’t repeat and basing a strategy on accidental patterns will likely lead to poor results.  The best way to help mitigate data-snooping is to model on one set of data, and apply the model to another set, the “set-aside” data.  If the model doesn’t produce good results on the set-aside data, the strategy was likely the result of one or more accidental patterns.

The final important aspect of quantitative investing is the ability to simulate purchases and sales of securities with their associated transaction costs, including
____________
1  Russell Investments, “Quantitative Equity Management,” by Mark Thurston, February 2011.

INVESTMENT MANAGER’S REPORT

commissions, spread costs and implementation costs.  There exists a vast gulf between strategies without implementation costs and those with costs included.  Since one cannot eat from the results of a paper portfolio but must in fact implement a portfolio with transactions to produce returns, transactions are part-in-parcel of any investment strategy.

Our research objectives are to increase consistency, and boost returns for a given level of risk.  In the next year, we are confident we should be able to fine tune our quant strategies to do just that.

The Real Reason for Quant

From experience, we know that quant managers move out of step with traditional managers, which can provide a diversification benefit.  Russell Investments2 addressed this diversification question by comparing the excess returns of quantitative managers versus traditional managers on a three year rolling window since June of 2006.  Russell found that the correlation of excess returns ranged from -.08 to 0.12 (1.00 is perfectly correlated), supporting the idea that quantitative mangers perform differently than traditional managers.  Because quantitative mangers move differently than traditional managers do, diversification should be increased by including them into one’s portfolio.  In recent periods, quantitative managers have underperformed traditional managers, but in prior periods quantitative mangers have outperformed.  Over a long-term horizon, we believe that portfolios built with managers that have process diversification to each other should provide superior risk-adjusted performance.

Process diversification is not the reason we are quants.  We are quants because we think the reliability and long-term returns are likely to be greater than using the traditional investment management which is why my own investments are heavily invested into the Empiric Fund.  Interestingly, we ran across a book—Ben Graham was a Quant by Steven P. Greiner (2011)—where the author argued that Benjamin Graham (Warren Buffett’s teacher) was a quant.  Graham used very structured approaches to investing and calculated value using earnings growth rates as well as interest rates.  Perhaps Benjamin Graham was the first quant.

Portfolio Hedging

As you know from our previous letters, we attempted in the third quarter last year to hedge the portfolio.  Our hedging worked poorly.  Between feedback we
____________
2  Russell Investments, “Quantitative Equity Management,” by Mark Thurston, February 2011.

INVESTMENT MANAGER’S REPORT

received from clients and a great deal of reflection on our part, we will no longer hedge.  Also worth noting, the Commodities Futures Trading Commission and the Securities and Exchange Commission are in a “turf war” to regulate mutual funds’ use of futures.  Regulations of the two government agencies are contradictory to each other.  This nonsense and over-regulation elsewhere may be why the U.S. economy has the slowest recovery since the 1960s.  In every prior recovery, employment 49 months into the recovery had exceeded the previous peak3.  Not so this time, not even close.

Current Environment

In spite of the obvious negatives of over-regulation in the U.S. and European banking difficulties, we think that 2012 could be a rewarding year for a number of reasons:

•
The public has yet to embrace stocks.  Year-to-date there has been a net outflow of $6.6 Billion for U.S. focused equity funds, compared to a new inflow of $104.2 Billion to bond funds. March alone saw bond funds attract $42 billion on net inflows... the public is still fixated with bonds.  When interest rates increase and bonds become toxic, a move into stocks would bolster stock prices.

•
The U.S. economy appears to be growing at a modest clip, and expectations are for growth to have averaged approximately 2 percent in the first quarter of 2012—not remarkable, except that in late 2011 many had feared a contraction.  Equally important for the investor psyche is the unemployment rate, which has continued to show signs of slow improvement, falling to 8.3 percent as of April 2012, after hitting 10 percent in 2010.

•
We think we are close to the bottom in housing starts and prices.  If so, that would be favorable for lower housing delinquencies and higher construction spending.  Reflecting that perspective, homebuilder share prices rocketed upward during the quarter, nearly doubling the return of the S&P 500.

•	Stock valuations are reasonable. Relative to bonds, stocks are as cheap as ever, which may say more about bonds and Federal Reserve policy than it does about stocks.
____________
3  U.S. Department of Labor, Bureau of Labor Statistics/Haver Analytics, Heritage.Org 02.15.2012.

INVESTMENT MANAGER’S REPORT

Clearly, there are risks.  Europe continues to act like a bad cold that keeps coming back.  Spending by the federal government in the U.S. is irresponsible and unsustainable, and taxes are scheduled to increase substantially next year.  We see in our own business stifling regulation.  However, in the spirit of Winston Churchill who noted that democracies eventually do the right thing after they have tried everything else, we remain optimistic.

Respectfully submitted,

Mark A. Coffelt, CFA
President, Empiric Funds
May 10, 2012

Past performance does not guarantee future results.

For updated investment performance, please visit www.EmpiricFunds.com.  Additionally, shareholders with comments, questions or inputs may contact me at markcoffelt@EmpiricAdvisors.com.

Must be preceded or accompanied by a prospectus.

You cannot invest directly in an index.

Opinions expressed in this letter are those of the President, are subject to change and are not guaranteed.

Mutual fund investing involves risk.  Principal loss is possible. The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility. The Fund invests in foreign securities which involve political, economic and currency risks, greater volatility, and differences in accounting methods.  Derivatives involve investment exposure that may exceed the original cost and a small investment in derivatives could have a large potential impact on the performance.  Options held may be illiquid and the Fund manager may have difficulty closing out a position.  The Fund may make short sales of securities which involve additional risk, including the possibility that losses may exceed the original amount invested.  However, a mutual fund investor’s risk is limited to one’s amount of investment in a mutual fund.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

Alpha is a measure of performance taking into account the relative volatility of a security relative to an index.

Correlation refers to the co-movement of two securities with each other.

Price-to-Cash Flow a measure how much one gives in price relative to how much one gets in cash flow from a business.

The Empiric Funds are distributed by Quasar Distributors, LLC.

Core Equity Fund
SCHEDULE OF INVESTMENTS

March 31, 2012 (Unaudited)

COMMON STOCKS – 95.87%	Shares	Value

CONSUMER DISCRETIONARY – 35.95%

Apparel & Accessory – 1.31%
Express, Inc.*	20,000	$499,600

Apparel Retail – 1.16%
Ascena Retail Group, Inc.*	10,000	443,200

Automotive Retail – 7.60%
Advance Auto Parts, Inc.	14,000	1,239,980
Autozone, Inc.*	2,000	743,600
O’Reilly Automotive, Inc.*	10,000	913,500
		2,897,080
Broadcasting – 5.32%
Discovery Communications, Inc.*	16,000	809,600
Scripps Networks Interactive, Inc.	25,000	1,217,250
		2,026,850
Department Stores – 2.60%
Macy’s, Inc.*	25,000	993,250

Footwear – 1.68%
Steven Madden, Ltd.*	15,000	641,250

General Merchandise – 1.13%
Big Lots, Inc.*	10,000	430,200

Homefurnishing Retail – 3.10%
Bed Bath & Beyond, Inc.*	18,000	1,183,860

Housewares & Specialties – 3.33%
Tupperware Brands Corp.	20,000	1,270,000

Leisure Products – 0.97%
Mattel, Inc.	11,000	370,260

Publishing – 3.18%
McGraw-Hill Companies, Inc.*	25,000	1,211,750

Restaurants – 2.74%
The Cheesecake Factory, Inc.*	15,000	440,850

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
SCHEDULE OF INVESTMENTS (Continued)

March 31, 2012 (Unaudited)

COMMON STOCKS (Continued)	Shares	Value

CONSUMER DISCRETIONARY (Continued)

Restaurants (Continued)
Papa John’s International, Inc.*	16,000	$602,560
		1,043,410
Specialty Stores – 1.83%
PetSmart, Inc.	8,000	457,760
Vitamin Shoppe, Inc.*	4,400	194,524
Winmark Corp.*	800	46,352
		698,636
Total Consumer Discretionary		13,709,346

ENERGY – 4.34%

Oil & Gas Drilling – 2.02%
Atwood Oceanics, Inc.*	10,000	448,900
Helmerich & Payne, Inc.	6,000	323,700
		772,600
Oil & Gas Exploration & Production – 2.32%
Contango Oil & Gas Co.*	15,000	883,650
Total Energy		1,656,250

FINANCE & INSURANCE – 8.24%

Consumer Finance – 0.97%
World Acceptance Corp.*	6,000	367,500

Regional Banks – 5.32%
BOK Financial Corp.	7,000	393,960
Cardinal Health, Inc.	30,000	339,000
Eagle Bancorp, Inc.*	22,305	373,386
Home Bancshares, Inc.	20,400	542,844
Texas Capital BancShares, Inc.*	11,000	380,820
		2,030,010
Specialized Finance – 1.95%
CBOE Holdings, Inc.*	13,000	369,460

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
SCHEDULE OF INVESTMENTS (Continued)

March 31, 2012 (Unaudited)

COMMON STOCKS (Continued)	Shares	Value

FINANCE & INSURANCE (Continued)

Specialized Finance (Continued)
Interactive Brokers Group, Inc.*	22,000	$374,000
		743,460
Total Finance & Insurance		3,140,970

HEALTH CARE – 10.01%

Biotechnology – 0.28%
Myriad Genetics, Inc.*	4,500	106,470

Health Care Distributors – 4.00%
Cardinal Health, Inc.	15,000	646,650
McKesson Corp.	10,000	877,700
		1,524,350
Health Care Equipment – 1.02%
Becton, Dickinson & Co.	5,000	388,250

Health Care Supplies – 1.46%
Haemonetics Corp.*	8,000	557,440

Managed Health Care – 0.97%
Humana Inc.	4,000	369,920

Pharmaceuticals – 2.28%
Watson Pharmaceuticals, Inc.*	13,000	871,780
Total Health Care		3,818,210

INDUSTRIALS – 12.20%

Aerospace & Defense – 2.53%
Curtiss-Wright Corp.	3,624	134,124
United Technologies Corp.*	10,000	829,400
		963,524
Construction & Farm Machinery & Heavy Trucks – 0.33%
Cascade Corp.	2,500	125,300

Diversified Supply Services – 2.97%
Copart, Inc.*	16,000	417,120

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
SCHEDULE OF INVESTMENTS (Continued)

March 31, 2012 (Unaudited)

COMMON STOCKS (Continued)	Shares	Value

INDUSTRIALS (Continued)

Diversified Supply Services (Continued)
Portfolio Recovery Associates, Inc.*	10,000	$717,200
		1,134,320
Electrical Components & Equipment – 3.22%
Ametek, Inc.	9,000	436,590
Roper Industries, Inc.	8,000	793,280
		1,229,870
Industrial Machinery – 3.15%
Dover Corp.	10,000	629,400
Illinois Tool Works, Inc.*	10,000	571,200
		1,200,600
Total Industrials		4,653,614

MATERIALS – 5.17%

Diversified Chemicals – 1.26%
PPG Industries, Inc.	5,000	479,000

Fertilizers & Agricultural Chemicals – 1.45%
Mosaic Co.	10,000	552,900

Metals & Glass Containers – 1.12%
Ball Corp.	10,000	428,800

Paper Products – 1.34%
Buckeye Technologies, Inc.	15,000	509,550
Total Materials		1,970,250

TECHNOLOGY – 19.21%

Application Software – 2.57%
Amdocs Ltd.*^	12,000	378,960
Intuit Inc.	10,000	601,300
		980,260
Communications Equipment – 1.58%
Plantronics, Inc.	15,000	603,900

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
SCHEDULE OF INVESTMENTS (Continued)

March 31, 2012 (Unaudited)

COMMON STOCKS (Continued)	Shares	Value

TECHNOLOGY (Continued)

Computer Storage & Peripherals – 1.57%
EMC Corp.*	20,000	$597,600

Data Processing & Outsourced Services – 4.11%
Total System Services, Inc.	45,000	1,038,150
Western Union Co.	30,000	528,000
		1,566,150
Data Processing Services – 2.52%
Global Payments, Inc.	7,000	332,290
Mastercard, Inc.	1,500	630,810
		963,100
Electronic Components – 2.00%
Dolby Laboratories, Inc.*	20,000	761,200

Home Entertainment Software – 1.51%
Activision Blizzard, Inc.	45,000	576,900

Systems Software – 3.35%
Check Point Software Technologies Ltd.*^	20,000	1,276,800
Total Technology		7,325,910

TELECOMMUNICATION – 0.75%

Wireless Telecommunication Services – 0.75%
USA Mobility, Inc.	20,383	283,935
Total Telecommunication		283,935
TOTAL COMMON STOCKS
(Cost $34,357,491)		36,558,485
TOTAL INVESTMENTS
(Cost $34,357,491) – 95.87%		36,558,485
Other Assets in Excess of Liabilities – 4.13%		1,576,565
TOTAL NET ASSETS – 100.00%		$38,135,050

Footnotes
Percentages are stated as a percent of net assets.
*  Non Income Producing
^  Foreign Issued Security

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
ALLOCATION BY SECTOR

As of March 31, 2012 (Unaudited)

Percentages are based upon net assets.

Top 10 Securities*:	Market Value	Top 10 Industries*:	Market Value
Check Point Software		Automotive Retail	$2,897,080
Technologies Ltd.	$1,276,800	Regional Banks	2,030,010
Tupperware Brands Corp.	1,270,000	Broadcasting	2,026,850
Advance Auto Parts, Inc.	1,239,980	Data Processing &
Scripps Networks		Outsourced Services	1,566,150
Interactive, Inc.	1,217,250	Health Care Distributors	1,524,350
McGraw-Hill Companies, Inc.	1,211,750	Systems Software	1,276,800
Bed Bath & Beyond, Inc.	1,183,860	Housewares & Specialties	1,270,000
Total System Services, Inc.	1,038,150	Electrical Components
Macy’s, Inc.	993,250	& Equipment	1,229,870
O’Reilly Automotive, Inc.	913,500	Publishing	1,211,750
Contango Oil & Gas Co.	883,650	Industrial Machinery	1,200,600
	$11,228,190		$16,233,460

*  Excludes Cash and Short-term Investments.

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
STATEMENTS OF ASSETS & LIABILITIES

March 31, 2012 (Unaudited)

Assets:
Investments, at value (cost of $34,357,491)	$36,558,485
Cash	554,796
Deposits at broker for futures	27,749
Receivable for securities sold	7,981,426
Receivable for capital shares sold	9,460
Dividends and interest receivable	35,470
Total assets	45,167,386
Liabilities:
Payables:
Securities purchased	6,935,250
Fund shares purchased	40,464
Advisory fee	32,118
Administration fee	15,430
Distribution fees	7,463
Custody fees	1,199
Interest expenses	412
Total liabilities	7,032,336
NET ASSETS	$38,135,050
NET ASSETS CONSIST OF:
Paid in capital	$43,831,350
Accumulated net investment loss	(177,955)
Accumulated net realized loss on investments	(7,719,339)
Net unrealized appreciation on investments	2,200,994
NET ASSETS	$38,135,050
CLASS A:
Net assets applicable to outstanding Class A shares	$35,807,026
Shares issued (25,000,000 shares of beneficial
interest authorized, $0.0001 par value)	1,304,344
Net asset value and redemption price per share	$27.45
Maximum offering price per share (net asset value divided by 94.25%)	$29.12
CLASS C:
Net assets applicable to outstanding Class C shares	$2,328,024
Shares issued (25,000,000 shares of beneficial
interest authorized, $0.0001 par value)	88,237
Net asset value, offering price and redemption price per share*	$26.38

*  Redemption price per share is equal to net asset value less any applicable sales charges.

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
STATEMENT OF OPERATIONS

For the Six Months Ended March 31, 2012 (Unaudited)

INVESTMENT INCOME:
Dividends	$153,007
Total investment income	153,007
EXPENSES:
Investment advisory fees (Note 6)	183,969
Administration fees (Note 6)	89,517
Distribution fees (Note 6)
Distribution fees – Class A	43,069
Distribution fees – Class C	11,691
Interest expense	6
Custody fees	2,710
Total expenses	330,962
NET INVESTMENT LOSS	(177,955)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	(104,895)
Securities sold short	(196)
Futures	384
Trading errors reimbursement	32,000
Net change in unrealized gain (loss) on:
Investments	7,541,689
Futures	(645,196)
Net realized and unrealized gain (loss) on investments	6,823,786
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,645,831

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	March 31, 2012	September 30,
	(Unaudited)	2011
OPERATIONS:
Net investment income (loss)	$(177,955)	$(485,312)
Net realized gain (loss) on:
Investment transactions	(104,707)	6,377,103
In-kind redemptions	—	2,035,871
Trading errors reimbursement	32,000	—
Net change in unrealized appreciation (depreciation)
on investments	6,896,493	(9,300,453)
Net increase (decrease) in net assets
resulting from operations	6,645,831	(1,372,791)
CAPITAL SHARE TRANSACTIONS: (a)
Proceeds from shares sold
Class A shares	825,461	11,013,221
Class C shares	84,803	789,782
Cost of shares redeemed
Class A shares	(4,687,594)	(17,516,471)
Class C shares	(410,575)	(741,864)
Net increase (decrease) in net assets
from capital share transactions (a)	(4,187,905)	(6,455,332)
Total increase (decrease) in net assets	2,457,926	(7,828,123)
NET ASSETS:
Beginning of period	35,677,124	43,505,247
End of period (includes ($177,955) and $0 of
accumulated net investment income (loss), respectively)	$38,135,050	$35,677,124
(a) Changes in Shares Outstanding:
Class A
Shares sold	33,593	394,915
Shares redeemed	(188,157)	(641,501)
Net increase (decrease) in capital shares	(154,564)	(246,586)
Shares Outstanding:
Beginning of period	1,458,908	1,705,494
End of period	1,304,344	1,458,908
Class C
Shares sold	3,634	29,001
Shares redeemed	(16,672)	(27,355)
Net increase in capital shares	(13,038)	1,646
Shares Outstanding:
Beginning of period	101,275	99,629
End of period	88,237	101,275

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

Class A
	Six Months
	Ended
	March 31,
	2012		Year Ended September 30,
	(Unaudited)		2011	2010	2009	2008	2007
NET ASSET VALUE –
BEGINNING OF PERIOD	$22.92		$24.14	$25.24	$25.25	$39.64	$33.46

INCOME FROM
INVESTMENT OPERATIONS:
Net investment income (loss)	(0.12)		(0.30)	(0.26)	0.03	0.08	0.26
Net realized and unrealized
gain (loss) on investments	4.65		(0.92)	(0.84)	0.07	(6.83)	7.40
Total from investment operations	4.53		(1.22)	(1.10)	0.10	(6.75)	7.66

LESS DISTRIBUTIONS:
Dividends from net investment income	—		—	—	(0.11)	(0.22)	—
Distributions from net realized gains	—		—	—	—	(7.42)	(1.48)
Total distributions	—		—	—	(0.11)	(7.64)	(1.48)

NET ASSET VALUE – END OF PERIOD	$27.45		$22.92	$24.14	$25.24	$25.25	$39.64

TOTAL RETURN	19.8	%+	(5.1)%	(4.3)%	0.5%	(21.9)%	23.6%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (thousands)	$35,807		$33,438	$41,168	$43,458	$49,372	$70,316
Ratio of operating expenses
to average net assets	1.75%	^	1.75%	1.73%	1.74%	1.67%	1.65%
Ratio of operating expenses
excluding interest expense and
dividend payments on short
positions to average net assets	1.75%	^	1.72%	1.71%	1.73%	1.66%	1.64%
Ratio of net investment income (loss)
to average net assets	(0.92)%	^	(0.98)%	(1.00)%	0.12%	0.36%	0.64%
Portfolio turnover rate	308	%+	352%	169%	259%	221%	90%

+	Not Annualized
^	Annualized

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

Class C
	Six Months
	Ended
	March 31,
	2012		Year Ended September 30,
	(Unaudited)		2011	2010	2009	2008	2007
NET ASSET VALUE –
BEGINNING OF PERIOD	$22.11		$23.46	$24.72	$24.79	$39.06	$33.22

INCOME FROM
INVESTMENT OPERATIONS:
Net investment income (loss)	(0.22)		(0.46)	(0.32)	(0.17)	(0.10)	(0.04)
Net realized and unrealized
gain (loss) on investments	4.49		(0.89)	(0.94)	0.10	(6.75)	7.36
Total from investment operations	4.27		(1.35)	(1.26)	(0.07)	(6.85)	7.32

LESS DISTRIBUTIONS:
Dividends from net investment income	—		—	—	—	—	—
Distributions from net realized gains	—		—	—	—	(7.42)	(1.48)
Total distributions	—		—	—	—	(7.42)	(1.48)

NET ASSET VALUE – END OF PERIOD	$26.38		$22.11	$23.46	$24.72	$24.79	$39.06

TOTAL RETURN	19.3	%+	(5.8)%	(5.1)%	(0.3)%	(22.5)%	22.7%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)	$2,328		$2,239	$2,337	$1,992	$2,523	$2,917
Ratio of operating expenses
to average net assets	2.50%^		2.50%	2.48%	2.49%	2.42%	2.40%
Ratio of operating expenses
excluding interest expenses and
dividend payments on short
positions to average net assets	2.50%^		2.47%	2.46%	2.48%	2.41%	2.39%
Ratio of net investment income (loss)
to average net assets	(1.67)%^		(1.73)%	(1.79)%	(0.62)%	(0.39)%	(0.11)%
Portfolio turnover rate	308	%+	352%	169%	259%	221%	90%

+	Not Annualized
^	Annualized

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
NOTES TO FINANCIAL STATEMENTS

March 31, 2012 (Unaudited)

1.	ORGANIZATION

Empiric Funds, Inc. (formerly, Texas Capital Value Funds, Inc.) was incorporated on June 26, 1995 as a Maryland Corporation and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company.  The Core Equity Fund (formerly, Value & Growth Portfolio) (the “Fund”) is a series of the Empiric Funds, Inc, (the “Corporation”).  The Fund offers Class A and Class C shares.  Each class of shares differs principally in its respective distribution expenses and sales charges, if any.  Each class of shares has identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.  The Fund’s Class A shares commenced operations on November 6, 1995.  The Fund’s Class C shares commenced operations on October 7, 2005.  Prior to October 7, 2005, the shares of the Fund had no specific class designation.  As of that date, all of the then outstanding shares were re-designated as Class A shares.  The Fund’s investment objective is capital appreciation.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States.

a)	Valuation of Securities – All investments in securities are recorded at their estimated fair value, as described in note 3.
b)
Federal Income Taxes – It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders.  In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax.  Therefore, no federal income tax provision is required.

The Fund has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The Fund has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  As of March 31, 2012, open Federal tax years include the tax year ended September 30, 2009 through 2011.

c)
Security Transactions, Income and Other – Investment and shareowner transactions are recorded on the trade date.  Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis.  Income, expenses (other than expenses attrib-

Core Equity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2012 (Unaudited)

utable to a specific class), and realized and unrealized gains or losses on investments are generally allocated to each respective class in proportion to the relative net assets of each class.

d)
Short Sale Transactions – The Fund may not purchase securities on margin or effect short sales, except that the Fund may: (a) obtain short-term credits necessary for the clearance of security transactions; (b) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (c) make short sales “against the box” (i.e., owning an equal amount of the security itself, or of securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to the security sold short) or in compliance with the SEC’s positions regarding the asset segregation requirements of Section 18 of the Investment Company Act of 1940, as amended.  Cash segregated for short sales and options is shown in the Statement of Assets and Liabilities as deposits at broker.  As of March 31, 2012, the Fund did not segregate any securities for short sales.

e)
Options Transactions – The Fund may utilize options to manage its exposure to changing interest rates and/or security prices.  Some options strategies, including buying puts, tend to hedge the Fund’s investments against price fluctuations.  Other strategies, such as writing puts and calls and buying calls, tend to increase market exposure.  Options contracts may be combined with each other in order to adjust the risk and return characteristics of the Fund’s overall strategy in a manner deemed appropriate to the Advisor and consistent with the Fund’s investment objective and policies.  When a call or put option is written, an amount equal to the premium received is recorded as a liability.  The liability is marked-to-market daily to reflect the current fair value of the option written.  When an option written expires, a gain is realized in the amount of the premium originally received.  If a closing purchase contract is entered into, a gain or loss is realized in the amount of the original premium less the cost of the closing transaction.  If a written call option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received.  If a written option is exercised, the amount of the premium originally received reduces the cost of the security which is purchased upon the exercise of the option.

With options, there is minimal counterparty credit risk to the Fund since the options are covered or secured, which means that the Fund will own the underlying security or, to the extent it does not hold such a portfolio, will maintain a segregated account with the Fund’s custodian consisting of high quality liquid debt obligations equal to the market value of the option, marked to market daily.

Core Equity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2012 (Unaudited)

Options purchased are recorded as investments and marked-to-market daily to reflect the current fair value of the option contract.  If an option purchased expires, a loss is realized in the amount of the cost of the option contract.  If a closing transaction is entered into, a gain or loss is realized to the extent that the proceeds from the sale are greater or less than the cost of the option.  If a purchase put option is exercised, a gain or loss is realized from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium originally paid.  If a purchased call option is exercised, the cost of the security purchased upon exercise is increased by the premium originally paid.  As of March 31, 2012, the Fund did not segregate any securities for options.

f)
Futures Contracts – The Fund may buy and sell futures contracts to gain exposure to particular securities or markets to either hedge or to increase total return and to increase or decrease the Fund’s exposure to changing security prices or other factors that affect security values.  A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.  Upon entering into such contracts, the Fund is required to deposit with the broker, either in cash or securities, an initial margin deposit in an amount equal to a certain percentage of the contract amount.  Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund.  Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.  The use of futures contracts involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.  As of March 31, 2012, the Fund segregated $27,749 in cash as collateral for futures contracts.  Subsequent to March 31 and after netting associated costs of the account after March 31, net cash of $25,992 was returned to the Fund.

g)
Distributions to Shareholders – Distributions form net investment income and realized gains, if any, are recorded on the ex-dividend date.  The Fund may periodically make reclassifications among certain of its capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America.  All short-term capital gains are considered ordinary income for tax purposes.  These principles require that permanent financial reporting and tax differences be reclassified in the capital accounts.  These differences are primarily relate to partnership, foreign cur-

Core Equity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2012 (Unaudited)

rency, redemptions in kind and investments in Passive Foreign Investment Companies with differing book and tax methods for accounting.  For the year ended September 30, 2011, the Fund’s most recent fiscal year end, the Fund increased paid-in capital by $1,550,559, decreased undistributed net investment loss by $485,312 and increased undistributed net realized loss on investments by $2,035,871.

h)
Use of Estimates – The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period.  Actual results could differ from those estimates.

i)
Events Subsequent to the Fiscal Period End – In preparing the financial statements as of March 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

j)
New Accounting Pronouncement – In May 2011, the Financial Accounting Standards Board (“FASB”) issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”).  ASU No. 2011-04 amend FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs.  ASU No 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years.  Management is currently evaluating the impact of these amendments and does not believe they will have a material impact on the Fund’s financial statements.  In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods.  The guidance requires retrospective applications for all comparative periods presented.  The Fund is currently evaluating the impact ASU 2011-11 will have on the financial statements disclosures.

3.	SECURITIES VALUATION

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair

Core Equity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2012 (Unaudited)

value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

• Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

• Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.  Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

• Level 3 –
Model derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participant’s would use to price the asset or liability based on the best available information.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – The Fund’s investments are carried at a fair value.  Securities traded on a securities exchange for which a last-quoted sales price is readily available will be valued at the last sales price as reported by the primary exchange on which the securities are listed.  Securities listed on the Nasdaq National Market System (“Nasdaq”) will be valued at the Nasdaq Official Closing Price, which may differ from the last sales price reports.  Securities traded on a securities exchange for which a last-quoted sales price is not readily available will be valued at the last bid price.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Options and Futures – Exchange-traded options on securities and indices purchased or sold by the Fund generally will be valued at their last sales price or, if not last sales price is available, at their last bid price.  Options traded in the OTC market, the average of the last bid prices obtained from two or more dealers will be used unless there is only one dealer, in which case that dealer’s last bid price is used.  Futures contracts shall be valued at the closing price on their primary exchange.  If a closing price is not readily available, futures will be priced at the closing bid price.  To the extent, these

Core Equity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2012 (Unaudited)

securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Mutual Funds – Investments in mutual funds are generally priced at the ending net asset value (NAV) provided by the service agent of the Fund and will be classified as Level 1 securities.

Short-Term Debt Securities – Short-term debt investments are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.  To the extent the inputs are observable and timely, these securities may be classified in level 1 of the fair value hierarchy.

Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund’s Board of Directors.  Depending on the relative significance of the valuation inputs, these securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.  Various inputs are used in determining the value of each Fund’s investments.  The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of March 31, 2012:

Core Equity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2012 (Unaudited)

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$13,709,346	$—	$—	$13,709,346
Energy	1,656,250	—	—	1,656,250
Finance & Insurance	3,140,970	—	—	3,140,970
Health Care	3,818,210	—	—	3,818,210
Industrials	4,653,614	—	—	4,653,614
Materials	1,970,250	—	—	1,970,250
Technology	7,325,910	—	—	7,325,910
Telecommunication	283,935	—	—	283,935
Total Common Stocks	36,558,485	—	—	36,558,485
Total Investments in Securities	$36,558,485	$—	$—	$36,558,485
Other Financial Instruments*	$—	$—	$—	$—

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swap contracts, and written options.  Futures, forwards, and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument while written options are valued at market value.

Refer to the Fund’s Schedule of Investments for a detailed break-out of common stocks by industry classification.  Transfers between levels are recognized at the end of reporting period.  During the six months ended March 31, 2012, the Fund recognized no transfers to/from level 1 or level 2.  There were no level 3 securities held in the Fund during the six months ended March 31, 2012.

4.	DERIVATIVES

The Fund may engage in various portfolio strategies, to the extent that they are consistent with the Fund’s investment objectives and limitations, to attempt to hedge against changes in net asset value or to attempt to realize a greater current return.  The use of these instruments involves certain risks, including the possibility that the value of the underlying assets or indices fluctuate, the derivative becomes illiquid, imperfect correlation exists between the value of the derivative and the underlying assets or indices, or that the counterparty fails to perform its obligations when due.

The Adviser may use a variety of derivative instruments, including options, futures contracts (sometimes referred to as “futures”), options on futures contracts, stock index options, forward currency contracts, swap and structured contracts to hedge the portfolio from interest rate risk.  The Adviser uses derivative instruments (“derivatives”) to hedge against anticipated declines in market value of portfolio securities,

Core Equity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2012 (Unaudited)

increases or decreases in the market value of securities it intends to purchase or sell, and to protect against exposure to interest rate changes.  The Advisor may also use derivatives to enhance total return or invest in eligible asset classes with greater efficiency and lower cost than is believes to be possible through direct investment.  The use of derivatives for hedging purposes involves certain risks and may result in a loss if charges in the value of derivatives move in a direction different than anticipated, rendering the hedging strategy unsuccessful.

The Fund adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”).  ASC 815 requires enhanced disclosures about the Fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the Fund’s result of operations and financial position.  Tabular disclosure regarding derivatives fair value and gain/loss by contract typed (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting.  Even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Average Balance Information – During the six months ended March 31, 2012, the average daily notional value of long futures contracts was $273,181 and $359,504 for short futures contracts.

The locations on the statements of assets and liabilities of the Fund’s derivative positions by type of exposure, all of which are not accounted for as hedging instruments under ASC 815, is as follows:

Balance Sheet – Values of Derivative Instruments as of March 31, 2012

	Asset		Liabilities
Derivatives not
accounted for as
hedging instruments		Fair		Fair
under ASC 815	Location	Value	Location	Value
Equity Contracts
	N/A	$—	N/A	$—
Total		$—		$—

Core Equity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2012 (Unaudited)

The Effect on Derivative Instruments on the Statement of Operations for the Period Ended March 31, 2012

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as
hedge instruments under ASC 815	Futures	Total
Equity Contracts	$384	$384
Total	$384	$384
Change in Unrealized Appreciation or (Depreciation)
on Derivatives Recognized in Income
Derivatives not accounted for as
hedge instruments under ASC 815	Futures	Total
Equity Contracts	$(645,196)	$(645,196)
Total	$(645,196)	$(645,196)

5.	PURCHASES AND SALES OF SECURITIES

For the six months ended March 31, 2012, the cost of purchases were $108,142,268 and the proceeds from sales of securities, excluding short-term securities, were $105,758,785 for the Fund.  There were no purchases or sales of long-term or Government securities during the six months ended March 31, 2012.

6.	INVESTMENT ADVISORY AND OTHER AGREEMENTS

Investment Advisory and Administration Agreements

The Fund has an investment advisory agreement with the Advisor, Empiric Advisors, Inc. (formerly, First Austin Capital Management, Inc.), pursuant to which the Advisor receives a fee, computed daily, at an annual rate of 1.00% of the average daily net assets.  The Advisor provides continuous supervision of the investment portfolio and pays the cost of compensation of the officers of the Fund, occupancy and certain clerical and administrative costs involved in the day to day operations of the Fund.

In addition, the Advisor is acting as the administrator to the Fund.  For this service, the Advisor receives a fee, computed daily based on the average daily net assets at an annual rate of .70% on the first $5 million, .50% on the next $25 million, .28% on the next $70 million, .25% on the next $100 million, and .20% for over $200 million of each series.  The Advisor bears most of the operating expenses of the Fund including legal, audit, printing, and insurance.

Core Equity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2012 (Unaudited)

Transactions with Empiric Distributors, Inc.

The Advisor owns an interest in Empiric Distributors, Inc. (formerly, Texas Capital, Inc.), a registered broker-dealer.  For the six months ended March 31, 2012, the Fund transacted $68,668 in commissions through Empiric Distributors, Inc.  All transactions were at $0.03 per share during the six months ended March 31, 2012, or at rates considered competitive with comparable transactions elsewhere.  The Board reviews affiliated transactions quarterly.

Distribution Agreement and Plan

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act under which the Fund contracts with registered broker-dealers and their agents to distribute shares of the Fund.  The Plan authorizes payments by the Fund in connection with the distribution of its shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of the average daily net assets for the Fund’s Class A shares.  The Fund’s Class C shares allow for up to 1.00% of the average daily net assets.  For the six months ended March 31, 2012, the Fund incurred Distribution expenses of $43,069 for the Class A shares and $11,691 for the Class C shares pursuant to the Plan.  The amount of sales charge retained by the distributor was $983.

Certain officers and directors of the Fund are also officers and/or directors of the Advisor and the Empiric Distributors.

Cash Liquidity for Redemptions

The Fund may participate in a program operated by ReFlow Funds, LLC (“ReFlow”).  The program is designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares.  In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund.  ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares form a fund equal to the amount of the fund’s net redemptions on a given day.  ReFlow then generally redeems those shares which the fund experiences net sales.  In return for this service, the Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds.  The costs to the Fund for participating  in ReFlow are expected to be influenced by and comparable to the cost of other sources of liquidity, such as the Fund’s short-term lending arrangement or the costs of selling portfolio securities to meet redemptions.  ReFlow will be prohibited from acquiring more than 3% of the outstanding voting securities of the Fund.  The Fund will waive any redemption fee with respect to redemptions by ReFlow.

Core Equity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2012 (Unaudited)

7.	LINE OF CREDIT

The Fund has a $12 million unsecured line of credit with U.S. Bank, N.A., intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with short-term liquidity needs of the Fund or shareholder redemptions.  Borrowings under this arrangement bear interest at the bank’s prime rate.  The Fund did not have any line of credit activity during the six months ended March 31, 2012.

8.	FEDERAL TAX INFORMATION

As of September 30, 2011, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) on a tax basis were as follows:

Cost of Investments	$32,089,202
Gross unrealized appreciation	$523,463
Gross unrealized depreciation	(5,871,976)
Net unrealized appreciation	$(5,348,540)
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Total distributable earnings	—
Other accumulated gains (losses)	$(6,993,591)
Total accumulated earnings (losses)	$(12,342,131)

At September 30, 2011, the Fund’s most recent fiscal year end, the Fund had tax basis capital losses of $6,993,591, which expire on September 30, 2018.

Core Equity Fund
EXPENSE EXAMPLE

March 31, 2012 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads), if applicable; redemption fees, if applicable; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1 fees); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from October 1, 2011 to March 31, 2012.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.  There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts (generally, a $15 fee is charged to the account annually) that would increase the amount of expenses paid on your account.  The example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  As noted above, there are some account fees that are charged to certain types of accounts that would increase the amount of expense paid on your account.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help

Core Equity Fund
EXPENSE EXAMPLE (Continued)

March 31, 2012 (Unaudited)

you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	10/1/11	3/31/12	10/1/11 – 3/31/12
Core Equity Fund
Actual
Class A	$1,000.00	$1,197.60	$ 9.61
Class C	$1,000.00	$1,193.10	$13.17
Hypothetical (5% return
before expenses)
Class A	$1,000.00	$1,016.25	$ 8.82
Class C	$1,000.00	$1,012.50	$12.58

(1)
Expenses are equal to the Class A and Class C fund shares’ annualized expense ratio of 1.75% and 2.50%, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

HOW TO OBTAIN A COPY OF THE FUND’S PROXY
VOTING POLICY AND PROXY VOTING RECORDS

The Adviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund’s Board of Directors. You may obtain a description of these procedures free of charge, upon request, by calling toll-free 1-800-880-0324 and by accessing the Fund’s Statement of Additional Information on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available free of charge, upon request, by calling 1-800-880-0324 and by accessing the SEC’s website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

Empiric Funds, Inc., files the Fund’s complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling 1-800-880-0324. Furthermore, you can obtain the Form N-Q on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

HOUSEHOLDING

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-880-0324 to request individual copies of these documents.  Once the Fund receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

INFORMATION ABOUT DIRECTORS AND OFFICERS

The Fund’s Statement of Additional Information includes additional information about the Fund’s Directors and Officers and is available, without charge, upon request by calling 1-800-880-0324.

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Core Equity Fund – A Class
EMCAX
CUSIP #29215M101

Core Equity Fund – C Class
EMCCX
CUSIP #29215M200

Advisor
Empiric Advisors, Inc.
6300 Bridgepoint Parkway, Building 2, Suite 105
Austin, TX  78730
800-880-0324

Transfer Agent, Accountant, and Custodian
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street, 3rd Floor
Milwaukee, WI  53202
888-839-7424
Call for questions on your account.

Administrator
Empiric Advisors, Inc.
6300 Bridgepoint Parkway, Building 2, Suite 105
Austin, TX  78730
800-880-0324

Distributor
Quasar Distributors LLC
615 E. Michigan Street, 3rd Floor
Milwaukee, WI  53202

Mailing Address
Empiric Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201-0701
Please send all account related correspondence here.

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
Thompson Coburn LLP
One US Bank Plaza
St. Louis, MO 63101

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s [President/Chief Executive Officer] and [Treasurer/Chief Financial Officer] have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Empiric Funds, Inc.

By (Signature and Title)*                /s/Mark A. Coffelt
Mark A. Coffelt, President and Chairman

Date     5/31/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)                  /s/Mark A. Coffelt
Mark A. Coffelt, Principal Executive Officer and Principal
Financial Officer

Date     5/31/2012